Exhibit 31.3
CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Dan Bodner, certify that:
1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Verint Systems Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: June 18, 2010	By:	/s/ Dan Bodner
Dan Bodner
President and Chief Executive Officer Principal Executive Officer